[OBJECT OMITTED]
[OBJECT OMITTED]
                                    BIOMASSE
                               INTERNATIONAL, INC.


CUSIP  09061D 10 8



This certifies that
is the owner of

          Fully Paid and Non-Assessable Shares of BIOMASSE INTERNATIONAL, INC.. Class B Common Stock

transferable only on the books of the Corporation, in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Bylaws of this Corporation, and all amendments thereto, copies of which are on file at the principal office of this Corporation. In Witness Whereof, the said Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of this Corporation. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

[OBJECT OMITTED]
Dated:

                   TRANSFER FEE $15.00 PER CERTIFICATE ISSUED


NOTICE Signature must be guaranteed by a firm which is a member of a registered national stock exchange; or by a bank or a trust company The following abbreviations when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to ap- plicable laws or regulations

                  TEN COM--as tenants In common UNIF GIFT MIN ACT_____Custodian_______ TEN ENT--as tenants by the entireties
                  (Cust) (minor) JT TEN--as joint tenants with right of under Uniform Transfers to Minors survivorship and not as tenants ACT--_______________________ in common (State)

             Additional abbreviations may also be used though not in the above list

             For Value Received,_____________hereby sell, assign and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

________________________________________________________________________Shares

         of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint_______________________________________
__________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the Premises.

         Dated______________________



                      ----------------------------------------------------------
                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) MUST BE MEDALLION GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17AD-15.